VP/#73809372.1 File No. 812-15706812-[ ] _____________________ U.S. SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 _____________________ In the Matter of the Application of: FS CREDIT OPPORTUNITIES CORP. AND PA SENIOR CREDIT OPPORTUNITIES FUND, L.P. AND FS SENIOR CREDIT FUND II, L.P. AND FS GLOBAL ADVISOR, LLC AND FS CREDITARISTOTLE PACIFIC ENHANCED CLO INCOME FUND AND FS CREDIT INCOME ADVISOR, LLC AND FS TACTICAL OPPORTUNITIES (LOI) SPLITTER, L.P. AND FS TACTICAL OPPORTUNITIES (SI) SPLITTER, L.P. AND FS TACTICAL OPPORTUNITIES (LOI) SPLITTER II, L.P. AND FS TACTICAL OPPORTUNITIES (SI) SPLITTER II, L.P. AND FS TACTICAL ADVISOR, LLC AND FS SPECIALTY LENDING FUND AND FS/EIG ADVISOR, LLC 201 Rouse Boulevard Philadelphia, Pennsylvania 19112 (215) 495-1150 615 East Michigan Street Milwaukee, Wisconsin 53202 and ARISTOTLE PACIFIC CAPITAL, LLC, APC HIGH YIELD BOND FUND, LP, APC SHORT DURATION HIGH YIELD FUND, LP, PACIFIC ASSET MANAGEMENT BANK LOAN L.P., APC MULTI-SECTOR BOND, L.P. 840 Newport Center Drive, 7th Floor Newport Beach, California 92660

VP/#73809372.1 Stephen S. Sypherd, Esq. General Counsel FS Global Advisor, LLC 201 Rouse Boulevard Philadelphia, Pennsylvania 19112 Telephone: (215) 495-1150 _____________________ Copies to: Julien BourgeoisDeborah Bielicke Eades Dechert LLP Vedder Price P.C. 1900 K222 North LaSalle Street, NW Washington, DC 20006 Chicago, Illinois 60601 (202312) 261-3451609-7661 deades@vedderprice.com Alyssa M. Bernard, Secretary Aristotle Pacific Enhanced CLO Income Fund c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, Wisconsin 53202 (414) 516-1681 _____________________ AMENDMENT NO. 3 TO THE APPLICATION FOR AN ORDER PURSUANT TO SECTIONS 17(d) AND 57(i) OF THE INVESTMENT COMPANY ACT OF 1940 AND RULE 17d-1 UNDER THE INVESTMENT COMPANY ACT OF 1940 PERMITTING CERTAIN JOINT TRANSACTIONS OTHERWISE PROHIBITED BY SECTIONS 17(d) AND 57(a)(4) OF AND RULE 17d-1 UNDER THE INVESTMENT COMPANY ACT OF 1940 EXPEDITED REVIEW REQUESTED UNDER 17 CFR 270.0-5(d) _____________________ All Communications, Notices and Orders to: Joseph M. Mannon William J. Bielefeld Dechert LLP 1900 K Street, NW Washington, DC 20006 (202) 261-3386Vedder Price P.C. 222 North LaSalle Street Chicago, Illinois 60601 (312) 609-7883 jmannon@vedderprice.com Joseph Lallande, Esq. General Counsel & Secretary Aristotle Pacific Capital, LLC 840 Newport Center Drive, 7th Floor Newport Beach, California 92660 (949) 999-4928 _____________________ April 3November 14, 2025

IN THE MATTER OF ARISTOTLE PACIFIC ENHANCED CLO INCOME FUND 615 EAST MICHIGAN STREET MILWAUKEE, WISCONSIN 53202 FS CREDIT OPPORTUNITIES CORP. AND PA SENIOR CREDIT OPPORTUNITIES FUND, L.P. AND FS SENIOR CREDIT FUND II, L.P. AND FS GLOBAL ADVISOR, LLC AND FS CREDIT INCOME FUND AND FS CREDIT INCOME ADVISOR, LLC AND FS TACTICAL OPPORTUNITIES (LOI) SPLITTER, L.P. AND FS TACTICAL OPPORTUNITIES (SI) SPLITTER, L.P. AND FS TACTICAL OPPORTUNITIES (LOI) SPLITTER II, L.P. AND FS TACTICAL OPPORTUNITIES (SI) SPLITTER II, L.P. AND FS TACTICAL ADVISOR, LLC AND FS SPECIALTY LENDING FUND AND FS/EIG ADVISOR, LLC AND ARISTOTLE PACIFIC CAPITAL, LLC, APC HIGH YIELD BOND FUND, LP, APC SHORT DURATION HIGH YIELD FUND, LP, PACIFIC ASSET MANAGEMENT BANK LOAN L.P., APC MULTI-SECTOR BOND, L.P. 201 ROUSE BOULEVARD PHILADELPHIA, PENNSYLVANIA 19112 840 NEWPORT CENTER DRIVE, 7TH FLOOR NEWPORT BEACH, CALIFORNIA 92660 File No. 812-15706812-[ ] EXPEDITED REVIEW REQUESTED UNDER 17 CFR 270.0-5(d). UNITED STATES OF AMERICA BEFORE THE SECURITIES AND EXCHANGE COMMISSION : AMENDMENT NO. 3 TO THE APPLICATION FOR AN ORDER PURSUANT TO SECTIONS 17(d) AND 57(i) OF THE INVESTMENT COMPANY ACT OF 1940 AND RULE 17d-1 UNDER THE INVESTMENT COMPANY ACT OF 1940 PERMITTING CERTAIN JOINT TRANSACTIONS OTHERWISE PROHIBITED BY SECTIONS 17(d) AND 57(a)(4) OF AND RULE 17d-1 UNDER THE INVESTMENT COMPANY ACT OF 1940

2 I. SUMMARY OF APPLICATION The following entities hereby request an order (the “Order”) of the U.S. Securities and Exchange Commission (the “SEC” or “Commission”) under Section 57(i) of the Investment Company Act of 1940, as amended (the “1940 Act”),1 and Rule 17d-1, permitting certain joint transactions otherwise prohibited by Sections 17(d) and 57(a)(4) of the 1940 Act and Rule 17d-1 thereunder. The Order would supersede the exemptive order issued by the Commission on November 13, 2024 (the “Prior Order”)2that was granted pursuant to Sections 57(a)(4), 57(i) and Rule 17d-1, with the result that no person will continue to rely on the Prior Order if the Order is granted. FSSL (as defined below) separately currently relies on exemptive orders that were granted pursuant to Sections 57(a)(4), 57(i) and Rule 17d-1 issued by the Commission on June 4, 2013 (the “2013 Order”)3and on April 10, 2018 (the “FSSL Order”)4. Subsequent to the granting of the Order, FSSL would not rely on the 2013 Order or the FSSL Order except to the extent described in the notes below. 1 Unless otherwise indicated, all section and rule references herein are to the 1940 Act and rules promulgated thereunder. 2 FS Credit Opportunities Corp, et al. (File No. 812-15507), Release No. IC-35348 (October 3, 2024) (notice), Release No. IC-35383 (November 13, 2024) (order). 3 FS Investment Corporation et al. (File No. 812-13665), Release No. IC-30511 (May 9, 2013) (notice), Release No. IC-30548 (June 4, 2013) (order). FSSL continues to hold investments that it initially entered between 2013 and 2015 and were completed in reliance on the 2013 Order. FSSL would continue to rely on the 2013 Order, including by complying with all terms and conditions of such order, solely with respect to investment opportunities that represent follow-ons and dispositions in relation to those investments (“2013 Order Investment Opportunities”). FSSL will cease reliance on the 2013 Order upon the final disposition or maturity of the investments completed in reliance on the 2013 Order. The Applicants represent that no Regulated Fund or Affiliated Fund relying on this Order will rely on the 2013 Order or will participate in the 2013 Order Investment Opportunities other than as otherwise provided above. The Applicants believe that preserving this limited reliance is necessary and appropriate in the interest of FSSL’s shareholders so that FSSL can continue to manage those investments appropriately. The Applicants also believe that such limited reliance is consistent with the policy and purposes of the Act because the conditions to the 2013 Order would continue to apply to that set of investments and to the relevant participants in those investments. Moreover, the Applicants do not believe that this limited reliance would pose any new or additional policy concern because there would be no discretion as to which order would apply to which investment opportunities. 4 Triloma EIG Global Energy Fund, et al. (File No. 812-14848), Release No. IC-33047 (March 14, 2018) (notice), Release No. IC-33070 (April 10, 2018) (order). FSSL continues to hold investments that it initially entered between 2018 and 2022 and that were completed in reliance on the FSSL Order. FSSL would continue to rely on the FSSL Order, including by complying with all terms and conditions of such order, solely with respect to investment opportunities that represent follow-ons and dispositions in relation to those investments (“FSSL Order Investment Opportunities”). FSSL will cease reliance on the FSSL Order upon the final disposition or maturity of the investments completed in reliance on the FSSL Order. The Applicants represent that no Regulated Fund or Affiliated Fund relying on this Order will rely on the FSSL Order or will participate in the FSSL Order Investment Opportunities other than as otherwise provided above. The Applicants believe that preserving this limited reliance is necessary and appropriate in the interest of FSSL’s shareholders so that FSSL can continue to manage those investments appropriately. The Applicants also believe that such limited reliance is consistent with the policy and purposes of the Act because the conditions to the FSSL Order would continue to apply to that set of investments and to the relevant participants in those investments. Moreover, the Applicants do not believe that this limited reliance would pose any new or additional policy concern because there would be no discretion as to which order would apply to which investment opportunities.

3 • FS Credit Opportunities Corp., a closed-end management investment company registered under the Act (“FSCO”); • PA Senior Credit Opportunities Fund, L.P., which is an entity whose investment adviser is FS Global Advisor, LLC and that would be an investment company but for Section 3(c)(7) of the Act (“PA SCOF I”); • FS Senior Credit Fund II, L.P., which is an entity whose investment adviser is FS Global Advisor, LLC and that would be an investment company but for Section 3(c)(7) of the Act (“FS SCF II”); • FS Global Advisor, LLC, the investment adviser to FSCO, PA SCOF I and FS SCF II (“FSGA”); • FS CreditAristotle Pacific Enhanced CLO Income Fund, a non-diversified, closed-end management investment company registered under the 1940 Act (“FSCIAPECIF” or the “Existing Regulated Fund”); • Certain vehicles (as identified on Schedule A hereto) (the “Existing Affiliated Funds”), each of which is a separate and distinct legal entity; • FS Credit Income Advisor, LLC, the investment adviser to FSCI (“FSCIA”); • FS Specialty Lending Fund (formerly FS Energy & Power Fund), a closed-end management investment company that has elected to be regulated as a business development company (“FSSL” and, together with FSCO and FSCI, the “Existing Regulated Funds”); • FS/EIG Advisor, LLC, the investment adviser to FSSL (“FSEIG” and, together with FSGA and FSCIA, “FS”) • FS Tactical Opportunities (LOI) Splitter, L.P., which is an entity whose investment adviser is FS Tactical Advisor, LLC and that would be an investment company but for Section 3(c)(7) of the Act (“FSTO LOI I”); • FS Tactical Opportunities (SI) Splitter, L.P., which is an entity whose investment adviser is FS Tactical Advisor, LLC and that would be an investment company but for Section 3(c)(7) of the Act (“FSTO SI I”); • FS Tactical Opportunities (LOI) Splitter II, L.P., which is an entity whose investment adviser is FS Tactical Advisor, LLC and that would be an investment company but for Section 3(c)(7) of the Act (“FSTO LOI II”); • FS Tactical Opportunities (SI) Splitter II, L.P., which is an entity whose investment adviser is FS Tactical Advisor, LLC and that would be an investment company but for Section 3(c)(7) of the Act (“FSTO SI II” and, together with PA SCOF I, FS SCF II, FSTO LOI I, FSTO SI I, FSTO LOI II, the “Existing Affiliated Funds”); • FS Tactical AdvisorAristotle Pacific Capital, LLC, the investment adviser to FSTO LOI I, FSTO SI I, FSTO LOI II, and FSTO SI II (“FSTAAPECIF (“Aristotle Pacific” and, together with the Funds, FSExisting Regulated Fund and the Existing Affiliated Funds, the “Applicants”).5 2 5 2 All existing entities that currently intend to rely upon the requested Order have been named as Applicants. Any other existing or future entity that subsequently relies on the Order will comply with the terms and conditions of the Application.

4 The relief requested in this application for the Order (the “Application”) would allow a Regulated Fund63 and one or 6 3 “Regulated Fund” means the Existing Regulated FundsFund and any Future Regulated Funds. “Future Regulated Fund” means an entity (a) that is a closed-end management investment company registered under the 1940 Act, or a closed-end management investment company that has elected to be regulated as a business development company under the 1940 Act, (b) whose (1) primary investment adviser or (2) sub-adviser is an Adviser (as defined below) and (c) that intends to engage in Co-Investment Transactions. If an Adviser serves as sub-adviser to a Regulated Fund whose primary adviser is not also an Adviser, such primary adviser shall be deemed to be an Adviser with respect to conditions 3 and 4 only. The term Regulated Fund also includes (a) any Wholly-Owned Investment Sub (as defined below) of a Regulated Fund, (b) any Joint Venture (as defined below) of a Regulated Fund, and (c) any BDC Downstream Fund (as defined below) of a Regulated Fund that is a business development company. “Wholly-Owned Investment Sub” means an entity: (a) that is a “wholly-owned subsidiary” (as defined in Section 2(a)(43) of the 1940 Act) of a Regulated Fund; (b) whose sole business purpose is to hold one or more investments and which may issue debt on behalf or in lieu of such Regulated Fund; and (c) is not a registered investment company or a business development company. “Joint Venture” means an unconsolidated joint venture subsidiary of a Regulated Fund, in which all portfolio decisions, and generally all other decisions in respect of such joint venture, must be approved by an investment committee consisting of representatives of the Regulated Fund and the unaffiliated joint venture partner (with approval from a representative of each required). “BDC Downstream Fund” means an entity (a) directly or indirectly controlled by a Regulated Fund that is a business development company, (b) that is not controlled by any person other than the Regulated Fund (except a person that indirectly controls the entity solely because it controls the Regulated Fund), (c) that would be an investment company but for Section 3(c)(1) or 3(c)(7) of the 1940 Act, (d) whose investment adviser is an Adviser and (e) that is not a Wholly-Owned Investment Sub. In the case of a Wholly-Owned Investment Sub that does not have a chief compliance officer or a Board, the chief compliance officer and Board of the Regulated Fund that controls the Wholly-Owned Investment Sub will be deemed to serve those roles for the Wholly-Owned Investment Sub. In the case of a Joint Venture or a BDC Downstream Fund (as applicable) that does not have a chief compliance officer or a Board, the chief compliance officer of the Regulated Fund will be deemed to be the Joint Venture’s or BDC Downstream Fund’s chief compliance officer, and the Joint Venture’s or BDC Downstream Fund’s investment committee will be deemed to be the Joint Venture’s or BDC Downstream Fund’s Board. 6 3 “Regulated Fund” means the Existing Regulated FundsFund and any Future Regulated Funds. “Future Regulated Fund” means an entity (a) that is a closed-end management investment company registered under the 1940 Act, or a closed-end management investment company that has elected to be regulated as a business development company under the 1940 Act, (b) whose (1) primary investment adviser or (2) sub-adviser is an Adviser (as defined below) and (c) that intends to engage in Co-Investment Transactions. If an Adviser serves as sub-adviser to a Regulated Fund whose primary adviser is not also an Adviser, such primary adviser shall be deemed to be an Adviser with respect to conditions 3 and 4 only. The term Regulated Fund also includes (a) any Wholly-Owned Investment Sub (as defined below) of a Regulated Fund, (b) any Joint Venture (as defined below) of a Regulated Fund, and (c) any BDC Downstream Fund (as defined below) of a Regulated Fund that is a business development company. “Wholly-Owned Investment Sub” means an entity: (a) that is a “wholly-owned subsidiary” (as defined in Section 2(a)(43) of the 1940 Act) of a Regulated Fund; (b) whose sole business purpose is to hold one or more investments and which may issue debt on behalf or in lieu of such Regulated Fund; and (c) is not a registered investment company or a business development company. “Joint

5 more Affiliated Entities74 to engage in Co-Investment Transactions85 subject to the terms and conditions described herein. The Regulated Funds and Affiliated Entities that participate in a Co-Investment ____________. The term Regulated Fund also includes (a) any Wholly-Owned Investment Sub (as defined below) of a Regulated Fund, (b) any Joint Venture (as defined below) of a Regulated Fund, and (c) any BDC Downstream Fund (as defined below) of a Regulated Fund that is a business development company. “Wholly-Owned Investment Sub” means an entity: (a) that is a “wholly-owned subsidiary” (as defined in Section 2(a)(43) of the 1940 Act) of a Regulated Fund; (b) whose sole business purpose is to hold one or more investments and which may issue debt on behalf or in lieu of such Regulated Fund; and (c) is not a registered investment company or a business development company. “Joint Venture” means an unconsolidated joint venture subsidiary of a Regulated Fund, in which all portfolio decisions, and generally all other decisions in respect of such joint venture, must be approved by an investment committee consisting of representatives of the Regulated Fund and the unaffiliated joint venture partner (with approval from a representative of each required). “BDC Downstream Fund” means an entity (a) directly or indirectly controlled by a Regulated Fund that is a business development company, (b) that is not controlled by any person other than the Regulated Fund (except a person that indirectly controls the entity solely because it controls the Regulated Fund), (c) that would be an investment company but for Section 3(c)(1) or 3(c)(7) of the 1940 Act, (d) whose investment adviser is an Adviser and (e) that is not a Wholly-Owned Investment Sub. Venture” means an unconsolidated joint venture subsidiary of a Regulated Fund, in which all portfolio decisions, and generally all other decisions in respect of such joint venture, must be approved by an investment committee consisting of representatives of the Regulated Fund and the unaffiliated joint venture partner (with approval from a representative of each required). “BDC Downstream Fund” means an entity (a) directly or indirectly controlled by a Regulated Fund that is a business development company, (b) that is not controlled by any person other than the Regulated Fund (except a person that indirectly controls the entity solely because it controls the Regulated Fund), (c) that would be an investment company but for Section 3(c)(1) or 3(c)(7) of the 1940 Act, (d) whose investment adviser is an Adviser and (e) that is not a Wholly-Owned Investment Sub. In the case of a Wholly-Owned Investment Sub that does not have a chief compliance officer or a Board, the chief compliance officer and Board of the Regulated Fund that controls the Wholly-Owned Investment Sub will be deemed to serve those roles for the Wholly-Owned Investment Sub. In the case of a Joint Venture or a BDC Downstream Fund (as applicable) that does not have a chief compliance officer or a Board, the chief compliance officer of the Regulated Fund will be deemed to be the Joint Venture’s or BDC Downstream Fund’s chief compliance officer, and the Joint Venture’s or BDC Downstream Fund’s investment committee will be deemed to be the Joint Venture’s or BDC Downstream Fund’s Board. 7 4 “Affiliated Entity” means an entity not controlled by a Regulated Fund that intends to engage in Co-Investment Transactions and that is (a) with respect to a Regulated Fund, another Regulated Fund; (b) an Adviser or its affiliates (other than an open-end investment company registered under the 1940 Act), and any direct or indirect, wholly- or majority-owned subsidiary of an Adviser or its affiliates (other than of an open-end investment company registered under the 1940 Act), that is participating in a Co-Investment Transaction in a principal capacity; or (c) any entity that would be an investment company but for Section 3(c) of the 1940 Act or Rule 3a-7 thereunder and whose investment adviser is an Adviser. To the extent that an entity described in clause (b) is not advised by an Adviser, such entity shall be deemed to be an Adviser for purposes of the conditions. 8 5 “Co-Investment Transaction” means the acquisition or Disposition of securities of an issuer in a transaction effected in reliance on the Order or previously granted relief.

6 In the case of a Wholly-Owned Investment Sub that does not have a chief compliance officer or a Board, the chief compliance officer and Board of the Regulated Fund that controls the Wholly-Owned Investment Sub will be deemed to serve those roles for the Wholly-Owned Investment Sub. In the case of a Joint Venture or a BDC Downstream Fund (as applicable) that does not have a chief compliance officer or a Board, the chief compliance officer of the Regulated Fund will be deemed to be the Joint Venture’s or BDC Downstream Fund’s chief compliance officer, and the Joint Venture’s or BDC Downstream Fund’s investment committee will be deemed to be the Joint Venture’s or BDC Downstream Fund’s Board. To the extent that an entity described in clause (b) is not advised by an Adviser, such entity shall be deemed to be an Adviser for purposes of the conditions. 9 6 “Adviser” means FS, FSTA,Aristotle Pacific and any other investment adviser controlling, controlled by, or under common control with FS and/or FSTAAristotle Pacific. The term “Adviser” also includes any internally-managed Regulated Fund.

7 Transaction are collectively referred to herein as “Participants.”96 The Applicants do not seek relief for transactions effected consistent with Commission staff no-action positions.107 9 6 “Adviser” means FS, FSTA,Aristotle Pacific and any other investment adviser controlling, controlled by, or under common control with FS and/or FSTAAristotle Pacific. The term “Adviser” also includes any internally-managed Regulated Fund. 10 7 See, e.g., Massachusetts Mutual Life Insurance Co. (pub. avail. June 7, 2000), Massachusetts Mutual Life Insurance Co. (pub. avail. July 28, 2000) and SMC Capital, Inc. (pub. avail. Sept. 5, 1995).

8 II. GENERAL DESCRIPTION OF THE APPLICANTS A. FSCOAristotle Pacific Enhanced CLO Income Fund FSCO was organized under the Delaware Statutory Trust Act on January 28, 2013. On March 23, 2022, the Fund completed its conversion into a Maryland corporation and changed its name to FS Credit Opportunities Corp. FSCO is a closed-end management investment company registered under the Act. FSCO commenced investment operations on December 12, 2013. FSCO intends to qualify annually as a regulated investment company under Sub-Chapter M of the Internal Revenue Code of 1986, as amended. FSCO’s principal place of business is 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112. FSCO’s investment objective is to generate an attractive total return consisting of a high level of current income and capital appreciation, with a secondary objective of capital preservation. FSCO has a seven-member board (the “FSCO Board”), of which six members are not “interested” persons of the Fund within the meaning of Section 2(a)(19) of the Act.11 B. FSCI FSCIAPECIF was formed as a Delaware statutory trustorganized under the Delaware Statutory Trust Act on October 27, 2016 and formally commenced investment operations on November 1, 2017. FSCISeptember 5, 2025. APECIF is an externally managed, diversified,continuously offered, non-diversified closed-end management investment company that operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act. FSCIAPECIF intends to qualify annuallyand elect to be treated as a regulated investment company (“RIC”) under Sub-Chapter M of the Internal Revenue Code of 1986, as amended. FSCI’s, and intends to qualify as a RIC in the future. APECIF’s principal place of business is 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.615 East Michigan Street, Milwaukee, Wisconsin 53202. APECIF seeks to provide attractive risk-adjusted returns. APECIF seeks to achieve its investment objective by primarily investing in Collateralized Loan Obligations (“CLOs”), which include senior tranches and mezzanine tranches, the unrated subordinated tranche, and CLO warehousing facilities of broadly syndicated U.S. dollar denominated CLOs. Under normal circumstances, at least 80% of the Fund’s net assets, plus any borrowings made for investment purposes, will be invested in CLOs. The board of trustees of APECIF consists of four members, all of whom will be persons who are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act (the “APECIF Board” and together with the board of directors or trustees of any Future Regulated Fund, the “Board”).8 FSCI’s investment objective is to provide attractive total returns, which will include current income and capital appreciation. FSCI has a five-member board (the “FSCI Board”), of which four are not “interested” persons of the Fund within the meaning of Section 2(a)(19) of the Act. CB. FSSLAristotle Pacific Capital, LLC Aristotle Pacific is a limited liability company formed in Delaware with its principal place of business at 840 Newport Center Drive, 7th Floor, Newport Beach, California 92660. Aristotle Pacific is a corporate credit focused registered investment adviser. Aristotle Pacific is a subsidiary of Aristotle Capital Management, LLC (“Aristotle Capital”), a registered investment adviser that specializes in equity portfolio 11 The Board of each Future Regulated Fund will consist of a majority of members who are not “interested persons” of such Future Regulated Fund within the meaning of Section 2(a)(19) of the Act. 8 The Board of each Future Regulated Fund will consist of a majority of members who are not “interested persons” of such Future Regulated Fund within the meaning of Section 2(a)(19) of the 1940 Act.

9 EachThe Existing Affiliated Fund is a Delaware limited partnership that is a privately-offered fundFunds are investment vehicles, each of which is a separate and distinct legal entity that would be an “investment company” but for Section 3(c)(1) or Section 3(c)(7) of the 1940 Act.12 Aristotle Pacific manages the Existing Affiliated Funds. Each Existing Affiliated Fund has a General Partner or Managing Member, each of which is affiliated with Aristotle Pacific. A complete list of the Existing Affiliated Funds is included in Schedule A hereto. FSTO LOI I and FSTO SI I were organized in June 2020 as Delaware limited partnerships. Their primary investment objective is to generate an attractive total return consisting of a high level of current income and capital appreciation over complete market cycles, and they intend to invest primarily in performing, below-investment grade corporate credit instruments (senior secured loans and secured and unsecured bonds) in the United States, Canada and Europe. As part of this strategy, FSTO LOI I invests in loan origination investments, and FSTO SI I invests in secondary investments. FSTO LOI II and FSTO SI II were organized in February 2024 as Delaware limited partnerships. Their primary investment objective is to generate attractive returns by investing primarily in debt, and on certain occasions, equity securities, with a focus on special situations credit and capital structured solutions. As part of this strategy, FSTO LOI II invests in loan origination investments, and FSTO SI II invests in secondary investments. PA SCOF I was organized as a Delaware limited partnership and a private fund in 2019, to invest in senior debt investments (typically, first lien, “stretch senior” and “unitranche”) generally made in conjunction with sponsored middle market transactions (e.g., leveraged buyouts, recapitalizations, refinancings and acquisitions). Portfolio Advisors, LLC (“PA”) acted as investment manager to PA SCOF I until March 1, 2024, when PA’s management for institutional and individual clients, primarily owned by its employees. Aristotle Capital and senior members of Aristotle Pacific hold controlling interests in Aristotle Pacific. Aristotle Pacific serves as investment manager to APECIF and, subject to the oversight of the APECIF Board, directs the investments of APECIF in accordance with its investment objectives, policies and limitations. In addition to APECIF, Aristotle Pacific currently provides investment advisory services primarily to institutional clients, including corporations, insurance companies, affiliated and non-affiliated registered investment companies, and privately offered pooled investment funds and, in this connection, serves as the investment adviser or investment sub-adviser to each of the Existing Affiliated Funds. FSSL was formed as a Delaware statutory trust under the Delaware Statutory Trust Act on September 16, 2010 and formally commenced investment operations on July 18, 2011. The Company is an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a BDC, under the Act. FSSL intends to qualify annually as a regulated investment company under Sub-Chapter M of the Internal Revenue Code of 1986, as amended. FSSL’s principal place of business is 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112. Prior to September 29, 2023, FSSL’s investment objective was to generate current income and long-term capital appreciation by investing primarily in privately-held U.S. companies in the energy and power industry. Effective September 29, 2023, FSSL transitioned to a diversified credit strategy and seeks to generate current income and, to a lesser extent, long-term capital appreciation through such investments. In connection with this transition, FSSL changed its name from “FS Energy and Power Fund” to “FS Specialty Lending Fund.” FSSL has a six-member board (the “FSSL Board” and, together with the FSCO Board and FSCI Board, the “Board”), of which five members are not “interested” persons of FSSL within the meaning of Section 2(a)(19) of the Act. DC. The Existing Affiliated Funds 12 In the future, the Affiliated Fund may register as a closed-end management investment company under the Act and, if so registered, will be considered a Regulated Fund for purposes of this application.

10 investment advisory agreement with PA SCOF I was assigned by PA to FSGA. PA SCOF I intends to continue to focus on these senior debt investments generally made in conjunction with such sponsored middle market transactions). PA SCOF I targets investments with attractive current cash yields, while attempting to limit principal risk. FS Senior Credit Fund II, L.P., formed as of February 14, 2024, is a Delaware limited partnership which will be treated as a partnership for U.S. federal income tax purposes for the benefit of certain U.S. investors and certain U.S. tax exempt investors. The investment objective of FS SCF II is to seek attractive, risk adjusted returns with current income by primarily making direct investments in U.S. middle market companies and specifically, senior debt investments (typically, first lien, “stretch senior” and “unitranche” investments). Each Existing Affiliated Fund has its own respective general partner with general ultimate responsibility for the management and operations of such Existing Affiliated Fund. Each general partner to an Existing Affiliated Fund is managed by a managing member. FSGA and FSTA serve as investment advisers to the Existing Affiliated Funds. E. FS and FSTA FS and FSTA serve as the investment adviser of the Existing Regulated Funds and the Existing Affiliated Funds, as applicable, and either they or another Adviser will serve as the investment adviser to any Future Regulated Fund. FS and FSTA also provide or will provide administrative services to the Existing Regulated Funds and the Existing Affiliated Funds, as applicable, under an administrative services agreement. Each of FSGA, FSCIA and FSEIG is a Delaware limited liability company and is a registered investment adviser with the Commission under the Advisers Act. On the date of this Application, FSGA’s sole clients are FSCO, PA SCOF I and FS SCF II. On the date of this Application, FSCIA’s sole client is FSCI. On the date of this Application, FSEIG’s sole client that intends to rely on the Order is FSSL. FSTA is a Delaware limited liability company and is registered as an investment adviser with the Commission under the Advisers Act. On the date of this Application, FSTA’s sole clients that intend to rely on the Order are FSTO LOI I, FSTO SI I, FSTO LOI II, and FSTO SI II. FSGA, FSCIA, FSEIG and FSTA are each a direct or indirect subsidiary of Franklin Square Holdings, L.P., a Pennsylvania limited partnership (“FS Investments”). FS Investments currently owns directly or indirectly a majority of each of FSGA, FSCIA, FSEIG and FSTA. No other person or entity currently owns above 10% of FSGA, FSCIA or FSTA. EIG Asset Management, LLC owns a minority interest in FSEIG. FS Investments is a global alternative asset manager dedicated to delivering superior performance and innovative investment and capital solutions. The firm manages assets for a wide range of clients, including institutional investors, financial professionals and individual investors. FS Investments provides access to a broad suite of alternative asset classes and strategies through its best-in-class investment teams and partners. With its diversified platform and flexible capital solutions, the firm is a valued partner to general partners, asset owners and portfolio companies. The firm has offices in the U.S, Europe and Asia and is headquartered in Philadelphia, PA. Under the terms of an investment advisory agreement with each Existing Regulated Fund and each Existing Affiliated Fund, respectively, FS and FSTA will, among other things, manage the investment portfolio, direct purchases and sales of portfolio securities and report thereon to each Existing Regulated Fund’s and the Existing Affiliated Fund’s officers and directors/manager regularly. III. ORDER REQUESTED The Applicants request an Order of the Commission under Sections 17(d) and 57(i) of the 1940 Act and Rule 17d-1 thereunder to permit, subject to the terms and conditions set forth below in this Application (the “Conditions”), each Regulated Fund to be able to participate with one or more Affiliated Entities in Co-Investment Transactions otherwise prohibited by Sections 17(d) and 57(a)(4) of the 1940 Act and Rule 17d-1 thereunder. A. Applicable Law Section 17(d), in relevant part, prohibits an affiliated person, or an affiliated person of such affiliated person, of a registered investment company, acting as principal, from effecting any transaction in which the

11 Rule 17d-1 prohibits an affiliated person, or an affiliated person of such affiliated person, of a registered investment company, acting as principal, from participating in, or effecting any transaction in connection with, any “joint enterprise or other joint arrangement or profit-sharing plan”139 in which the fund is a participant without first obtaining an order from the SEC. Section 57(a)(4), in relevant part, prohibits any person related to a business development company in the manner described in Section 57(b), acting as principal, from knowingly effecting any transaction in which the business development company is a joint or a joint and several participant with such persons in contravention of such rules as the Commission may prescribe for the purpose of limiting or preventing participation by the business development company on a basis less advantageous than that of such person. Section 57(i) provides that, until the SEC prescribes rules under Section 57(a), the SEC’s rules under Section 17(d) applicable to registered closed-end investment companies will be deemed to apply to persons subject to the prohibitions of Section 57(a). Because the SEC has not adopted any rules under Section 57(a), Rule 17d-1 applies to persons subject to the prohibitions of Section 57(a). Rule 17d-1(b) provides, in relevant part, that in passing upon applications under the rule, the Commission will consider whether the participation of a registered investment company in a joint enterprise, joint arrangement or profit-sharing plan on the basis proposed is consistent with the provisions, policies and purposes of the 1940 Act and the extent to which such participation is on a basis different from or less advantageous than that of other participants. B. Need for Relief Each Regulated Fund may be deemed to be an affiliated person of each other Regulated Fund within the meaning of Section 2(a)(3) if it is deemed to be under common control because an Adviser is or will be either the investment adviser or sub-adviser to each Regulated Fund. Section 17(d) and Section 57(b) apply to any investment adviser to a closed-end fund or a business development company, respectively, including a sub-adviser. Thus, an Adviser and any Affiliated Entities that it advises could be deemed to be persons related to Regulated Funds in a manner described by Sections 17(d) and 57(b). FSGA and FSTA are each majority-owned by FS Investments, are under common control, and are thus affiliated persons of each other. Accordingly, with respect to FSGA, FSTA,With respect to Aristotle Pacific and any other Advisers that are deemed to be affiliated persons of each other, Affiliated Entities advised by any of them could be deemed to be persons related to Regulated Funds (or a company controlled by a Regulated Fund) in a manner described by Sections 17(d) and 57(b). In addition, any entities or accounts controlled by or under common control with FSGA, FSTA,Aristotle Pacific and/or any other Advisers that are deemed to be affiliated persons of each other that may, from time to time, hold various financial assets in a principal capacity, could be deemed to be persons related to Regulated Funds (or a company controlled by a Regulated Fund) in a manner described by Sections 17(d) and 57(b). Finally, with respect to any registered investment company is “a joint or a joint and several participant with such person” in contravention of such rules as the SEC may prescribe “for the purpose of limiting or preventing participation by such [fund] on a basis different from or less advantageous than that of such other participant.” 13 9 Rule 17d-1(c) defines a “[j]oint enterprise or other joint arrangement or profit-sharing plan” to include, in relevant part, “any written or oral plan, contract, authorization or arrangement or any practice or understanding concerning an enterprise or undertaking whereby a registered investment company … and any affiliated person of or principal underwriter for such registered company, or any affiliated person of such a person or principal underwriter, have a joint or a joint and several participation, or share in the profits of such enterprise or undertaking ….”

12 Wholly-Owned Investment Sub, Joint Venture, or BDC Downstream Fund of a Regulated Fund, such entity would be a company controlled by its parent Regulated Fund for purposes of Section 57(a)(4) of the 1940 Act and Rule 17d-l under the 1940 Act. C. Conditions Applicants agree that any Order granting the requested relief will be subject to the following Conditions. 1. Same Terms. With respect to any Co-Investment Transaction, each Regulated Fund, and Affiliated Entity participating in such transaction will acquire, or dispose of, as the case may be, the same class of securities, at the same time, for the same price and with the same conversion, financial reporting and registration rights, and with substantially the same other terms (provided that the settlement date for an Affiliated Entity may occur up to ten business days after the settlement date for the Regulated Fund, and vice versa). If a Participant, but not all of the Regulated Funds, has the right to nominate a director for election to a portfolio company’s board of directors, the right to appoint a board observer or any similar right to participate in the governance or management of a portfolio company, the Board of each Regulated Fund that does not hold this right must be given the opportunity to veto the selection of such person.1410 2. Existing Investments in the Issuer. Prior to a Regulated Fund acquiring in a Co-Investment Transaction a security of an issuer in which an Affiliated Entity has an existing interest in such issuer, the “required majority,” as defined in Section 57(o) of the 1940 Act,1511 of the Regulated Fund (“Required Majority”) will take the steps set forth in Section 57(f) of the 1940 Act,1612 unless: (i) the Regulated Fund already holds the same security as each such Affiliated Entity; and (ii) the Regulated Fund and each other Affiliated Entity holding the security is participating in the acquisition in approximate proportion to its then-current holdings. 3. Related Expenses. Any expenses associated with acquiring, holding or disposing of any securities acquired in a Co-Investment Transaction, to the extent not borne by the Adviser(s), will be shared among the 14 10 Such a Board can also, consistent with applicable fund documents, facilitate this opportunity by delegating the authority to veto the selection of such person to a committee of the Board. 15 11 Section 57(o) defines the term “required majority,” in relevant part, with respect to the approval of a proposed transaction, as both a majority of a BDC’s directors who have no financial interest in the transaction and a majority of such directors who are not interested persons of the BDC. In the case of a Regulated Fund that is not a BDC, the Board members that constitute the Required Majority will be determined as if such Regulated Fund were a BDC subject to Section 57(o) of the 1940 Act. 16 12 Section 57(f) provides for the approval by a Required Majority of certain transactions on the basis that, in relevant part: (i) the terms of the transaction, including the consideration to be paid or received, are reasonable and fair to the shareholders of the BDC and do not involve overreaching of the BDC or its shareholders on the part of any person concerned; (ii) the proposed transaction is consistent with the interests of the BDC’s shareholders and the BDC’s policy as recited in filings made by the BDC with the Commission and the BDC’s reports to shareholders; and (iii) the BDC’s directors record in their minutes and preserve in their records a description of the transaction, their findings, the information or materials upon which their findings were based, and the basis for their findings.

13 Participants in proportion to the relative amounts of the securities being acquired, held or disposed of, as the case may be.1713 4. No Remuneration. Any transaction fee1814 (including break-up, structuring, monitoring or commitment fees but excluding broker’s fees contemplated by section 17(e) or 57(k) of the 1940 Act, as applicable), received by an Adviser and/or a Participant in connection with a Co-Investment Transaction will be distributed to the Participants on a pro rata basis based on the amounts they invested or committed, as the case may be, in such Co-Investment Transaction. If any transaction fee is to be held by an Adviser pending consummation of the transaction, the fee will be deposited into an account maintained by the Adviser at a bank or banks having the qualifications prescribed in section 26(a)(1) of the 1940 Act, and the account will earn a competitive rate of interest that will also be divided pro rata among the Participants based on the amount they invest in such Co-Investment Transaction. No Affiliated Entity, Regulated Fund, or any of their affiliated persons will accept any compensation, remuneration or financial benefit in connection with a Regulated Fund’s participation in a Co-Investment Transaction, except: (i) to the extent permitted by Section 17(e) or 57(k) of the 1940 Act; (ii) as a result of either being a Participant in the Co-Investment Transaction or holding an interest in the securities issued by one of the Participants; or (iii) in the case of an Adviser, investment advisory compensation paid in accordance with investment advisory agreement(s) with the Regulated Fund(s) or Affiliated Entity(ies). 5. Co-Investment Policies. Each Adviser (and each Affiliated Entity that is not advised by an Adviser) will adopt and implement policies and procedures reasonably designed to ensure that: (i) opportunities to participate in Co-Investment Transactions are allocated in a manner that is fair and equitable to every Regulated Fund; and (ii) the Adviser negotiating the Co-Investment Transaction considers the interest in the Transaction of any participating Regulated Fund (the “Co-Investment Policies”). Each Adviser (and each Affiliated Entity that is not advised by an Adviser) will provide its Co-Investment Policies to the Regulated Funds and will notify the Regulated Funds of any material changes thereto.1915 6. Dispositions: (a) Prior to any Disposition2016 by an Affiliated Entity of a security acquired in a Co-Investment Transaction, the Adviser to each Regulated Fund that participated in the Co-Investment Transaction will be notified and each such Regulated Fund given the opportunity to participate pro rata based on the proportion of its holdings relative to the other Affiliated Entities participating in such Disposition. (b) Prior to any Disposition by a Regulated Fund of a security acquired in a Co-Investment Transaction, the Required Majority will take the steps set forth in Section 57(f) of the 1940 Act, unless: (i) 17 13 Expenses of an individual Participant that are incurred solely by the Participant due to its unique circumstances (such as legal and compliance expenses) will be borne by such Participant. 18 14 Applicants are not requesting and the Commission is not providing any relief for transaction fees received in connection with any Co-Investment Transaction. 19 15 The Affiliated Entities may adopt shared Co-Investment Policies. 20 16 “Disposition” means the sale, exchange, transfer or other disposition of an interest in a security of an issuer.

14 each Affiliated Entity holding the security participates in the Disposition in approximate proportion to its then-current holding of the security; or (ii) the Disposition is a sale of a Tradable Security.2117 7. Board Oversight (a) Each Regulated Fund’s directorstrustees will oversee the Regulated Fund’s participation in the co-investment program in the exercise of their reasonable business judgment. (b) Prior to a Regulated Fund’s participation in Co-Investment Transactions, the Regulated Fund’s Board, including a Required Majority, will: (i) review the Co-Investment Policies, to ensure that they are reasonably designed to prevent the Regulated Fund from being disadvantaged by participation in the co-investment program; and (ii) approve policies and procedures of the Regulated Fund that are reasonably designed to ensure compliance with the terms of the Order. (c) At least quarterly, each Regulated Fund’s Adviser and chief compliance officer (as defined in Rule 38a-1(a)(4)) will provide the Regulated Fund Boards with reports or other information requested by the Board related to a Regulated Fund’s participation in Co-Investment Transactions and a summary of matters, if any, deemed significant that may have arisen during the period related to the implementation of the Co-Investment Policies and the Regulated Fund’s policies and procedures approved pursuant to (b) above. (d) Every year, each Regulated Fund’s Adviser and chief compliance officer will provide the Regulated Fund’s Board with reports or other information requested by the Board related to the Regulated Fund’s participation in the co-investment program and any material changes in the Affiliated Entities’ participation in the co-investment program, including changes to the Affiliated Entities’ Co-Investment Policies. (e) The Adviser and the chief compliance officer will also notify the Regulated Fund’s Board of a compliance matter related to the Regulated Fund’s participation in the co-investment program and related Co-Investment Policies or the Regulated Fund’s policies and procedures approved pursuant to (b) above that a Regulated Fund’s chief compliance officer considers to be material. 8. Recordkeeping. All information presented to the Board pursuant to the order will be kept for the life of the Regulated Fund and at least two years thereafter, and will be subject to examination by the Commission and its Staff. Each Regulated Fund will maintain the records required by Section 57(f)(3) as if it were a business development company and each of the Co-Investment Transactions were approved by the Required Majority under Section 57(f).2218 21 17 “Tradable Security” means a security which trades: (i) on a national securities exchange (or designated offshore securities market as defined in Rule 902(b) under the Securities Act of 1933, as amended) and (ii) with sufficient volume and liquidity (findings which are to be made in good faith and documented by the Advisers to any Regulated Funds) to allow each Regulated Fund to dispose of its entire remaining position within 30 days at approximately the price at which the Regulated Fund has valued the investment. 22 18 If a Regulated Fund enters into a transaction that would be a Co-Investment Transaction pursuant to this Order in reliance on another exemptive order instead of this Order, the information presented to the Board and records maintained by the Regulated Fund will expressly indicate the order relied upon by the Regulated Fund to enter into such transaction.

15 The Commission has previously issued orders permitting certain investment companies subject to regulation under the 1940 Act and their affiliated persons to be able to participate in Co-Investment Transactions (the “Existing Orders”).2319 Similar to the Existing Orders, the Conditions described herein are designed to mitigate 9. In the event that the Commission adopts a rule under the 1940 Act allowing co-investments of the type described in this Application, any relief granted by the Order will expire on the effective date of that rule. IV. STATEMENT IN SUPPORT OF RELIEF REQUESTED Applicants submit that allowing the Co-Investment Transactions described by this Application is justified on the basis of (i) the potential benefits to the Regulated Funds and their respective shareholders and (ii) the protections found in the terms and conditions set forth in this Application. A. Potential Benefits to the Regulated Funds and their Shareholders Section 57(a)(4) and Rule 17d-1 (as applicable) limit the ability of the Regulated Funds to participate in attractive co-investment opportunities under certain circumstances. If the relief is granted, the Regulated Funds should: (i) be able to participate in a larger number and greater variety of investments, thereby diversifying their portfolios and providing related risk-limiting benefits; (ii) be able to participate in larger financing opportunities, including those involving issuers with better credit quality, which otherwise might not be available to investors of a Regulated Fund’s size; (iii) have greater bargaining power (notably with regard to creditor protection terms and other similar investor rights), more control over the investment and less need to bring in other external investors or structure investments to satisfy the different needs of external investors; (iv) benefit from economies of scale by sharing fixed expenses associated with an investment with the other Participants; and (v) be able to obtain better deal flow from investment bankers and other sources of investments. B. Shareholder Protections Each Co-Investment Transaction would be subject to the terms and conditions of this Application. The Conditions are designed to address the concerns underlying Sections 17(d) and 57(a)(4) and Rule 17d-l by ensuring that participation by a Regulated Fund in any Co-Investment Transaction would not be on a basis different from or less advantageous than that of other Participants. Under Condition 5, each Adviser (and each Affiliated Entity that is not advised by an Adviser) will adopt and implement Co-Investment Policies that are reasonably designed to ensure that (i) opportunities to participate in Co-Investment Transactions are allocated in a manner that is fair and equitable to every Regulated Fund; and (ii) the Adviser negotiating the Co Investment Transaction considers the interest in the Transaction of any participating Regulated Fund. The Co-Investment Policies will require an Adviser to make an independent determination of the appropriateness of a Co-Investment Transaction and the proposed allocation size based on each Participant’s specific investment profile and other relevant characteristics. V. PRECEDENTS 23 19 See, e.g., PolenFS Credit Opportunities FundCorp., et al. (File No. 812-15457)812-15706), Release No. IC-35183 (May 2, 2024-35520 (April 3, 2025) (notice), Release No. IC-35206 (May 28, 2024) (Order); Sound Point Meridian Capital, Inc.,-35561 (April 29, 2025) (order); Sixth Street Specialty Lending, Inc. et al. (File No. 812-15476-01)812-15729), Release No. IC-35173-35531 (April 1910, 20242025) (notice), Release No. IC-35192-35570 (May 156, 20242025) (order); Brookfield Infrastructure Income Fund Inc.Blue Owl Capital Corporation, et al. (File No. 812-15415812-15715), Release No. IC-35001 (September 20, 2022-35530 (April 9, 2025) (notice), Release No. IC-35032 (October 17, 2023) (order); T. Rowe Price OHA Select Private Credit-35573 (May 6, 2025) (order); BlackRock Growth Equity Fund LP, et al. (File No. 812-15712), Release

16 Stephen S. Sypherd, Esq. General Counsel FS Global Advisor, LLC 201 Rouse Boulevard Philadelphia, Pennsylvania 19112 Telephone: (215) 495-1150 Please address any questions, and a copy of any communications, concerning this Application, the Notice, and the Order to: Julien BourgeoisDeborah Bielicke Eades Dechert LLP Vedder Price P.C. 1900 K222 North LaSalle Street, NW Washington, DC 20006 Chicago, Illinois 60601 (202312) 261-3451609-7661 deades@vedderprice.com Alyssa M. Bernard, Secretary Aristotle Pacific Enhanced CLO Income Fund c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, Wisconsin 53202 (414) 516-1681 alyssa.bernard@usbank.com the possibility for overreaching and to promote fair and equitable treatment of the Regulated Funds. Accordingly, the Applicants submit that the scope of investor protections contemplated by the Conditions are consistent with those found in the Existing Orders. VI. PROCEDURAL MATTERS A. Communications Please address all communications concerning this Application, the Notice and the Order to: Joseph M. Mannon William J. Bielefeld Dechert LLP 1900 K Street, NW Washington, DC 20006 (202) 261-3386Vedder Price P.C. 222 North LaSalle Street Chicago, Illinois 60601 (312) 609-7883 jmannon@vedderprice.com Joseph Lallande, Esq. General Counsel & Secretary Aristotle Pacific Capital, LLC 840 Newport Center Drive, 7th Floor Newport Beach, California 92660 (949) 999-4928 apclegal@aristotlecap.com No. IC-35525 (April 8, 2025) (notice), Release No. IC-35572 (May 6, 2025) (order); MidCap Financial Investment Corp, et al. (File No. 812-15725), Release No. IC-35540 (April 16, 2025)(notice), Release No. IC-35588 (May 14, 2025)(order); Invesco Dynamic Credit Opportunity Fund, et al. (File No. 812-15461812-15781), Release No. IC-34963 (July 24, 2023) -35695(notice)(July 29, 2025), Release No. IC-34987 -35726(August 2126, 20232025)(order); KKR Real Estate Select Trust Inc., et al. (File No. 812-15181), Release No. IC-34962 (July 18, 2023) (notice), Release No. IC-34985 (August 15, 2023) (order); MBC Total Private Markets Accessand Gladstone Alternative Income Fund, et al. (File No. 812-15422812-15806), Release No. IC-34953 (June 28, 2023- 35737 (Sept. 4, 2025) (notice), Release No. IC-34965 (July 25, 2023) (order); Vista Credit Strategic Lending Corp. et al. (File No. 812-15323), Release No. IC-34946 (June 20, 2023) (notice), Release No. IC-34961 (July 18, 2023) (order)-35773 (Sept. 30, 2025) (order).

17 PA SENIOR CREDIT OPPORTUNITIES FUND, L.P. By: /s/ Stephen S. Sypherd Name: Stephen S. Sypherd Title: Authorized Person B. Authorizations The filing of this Application for the Order sought hereby and the taking of all acts reasonably necessary to obtain the relief requested herein was authorized by the Board of each Existing Regulated Fund pursuant to resolutions duly adopted by the Board. Copies of the resolutions are provided below. Pursuant to Rule 0-2(c), Applicants hereby state that each Existing Regulated Fund and Existing Affiliated Fund have authorized to cause to be prepared and to execute and file with the Commission this Application and any amendment thereto for an order pursuant to Section 57(i) and Rule 17d-1 permitting certain joint transactions otherwise prohibited by Sections 17(d) and 57(a)(4) and Rule 17d-1. The person executing the Application on behalf of the Applicants being duly sworn deposes and says that he has duly executed the Application for and on behalf of the applicable entity listed; that he is authorized to execute the Application pursuant to the terms of an operating agreement, management agreement or otherwise; and that all actions by members, directors, trustees, or other bodies necessary to authorize each such deponent to execute and file the Application have been taken. In accordance with the requirements for a request for expedited review of this Application, marked copies of two recent applications seeking the same relief as Applicants that are substantially identical as required by Rule 0-5(e) of the 1940 Act are attached as Exhibit B. The Applicants have caused this Application to be duly signed on their behalf on the 3rd day of April, 2025. FS CREDIT OPPORTUNITIES CORP. By: /s/ Stephen S. Sypherd Name: Stephen S. Sypherd Title: Vice President, Treasurer and Secretary FS SENIOR CREDIT FUND II, L.P. By: /s/ Stephen S. Sypherd Name: Stephen S. Sypherd Title: Authorized Person

18 FS TACTICAL OPPORTUNITIES (SI) SPLITTER, L.P. By: /s/ Stephen S. Sypherd Name: Stephen S. Sypherd Title: Authorized Person FS TACTICAL OPPORTUNITIES (LOI) SPLITTER II, L.P. By: /s/ Stephen S. Sypherd Name: Stephen S. Sypherd Title: Authorized Person FS CREDIT INCOME ADVISOR, LLC By: /s/ Stephen S. Sypherd Name: Stephen S. Sypherd Title: Managing Director and General Counsel FS TACTICAL OPPORTUNITIES (LOI) SPLITTER, L.P. By: /s/ Stephen S. Sypherd Name: Stephen S. Sypherd Title: Authorized Person FS CREDIT INCOME FUND By: /s/ Stephen S. Sypherd Name: Stephen S. Sypherd Title: General Counsel and Secretary FS GLOBAL ADVISOR, LLC By: /s/ Stephen S. Sypherd Name: Stephen S. Sypherd Title: Managing Director and General Counsel

19 FS/EIG ADVISOR, LLC By: /s/ Stephen S. Sypherd Name: Stephen S. Sypherd Title: General Counsel and Secretary FS TACTICAL ADVISOR, LLC By: /s/ Stephen S. Sypherd Name: Stephen S. Sypherd Title: Authorized Person FS TACTICAL OPPORTUNITIES (SI) SPLITTER II, L.P. By: /s/ Stephen S. Sypherd Name: Stephen S. Sypherd Title: Authorized Person FS SPECIALTY LENDING FUND By: /s/ Stephen S. Sypherd Name: Stephen S. Sypherd Title: General Counsel

20 FS CREDIT OPPORTUNITIES CORP. ARISTOTLE PACIFIC ENHANCED CLO INCOME FUND By: /s/ Stephen S. Sypherd Benjamin J. Eirich Name: Stephen S. SypherdBenjamin J. Eirich Title: PresidentTitle: Vice President, Treasurer and Secretary VERIFICATION The undersigned states that he has duly executed the foregoing Application for and on behalf of FS CREDIT OPPORTUNITIES CORP.ARISTOTLE PACIFIC ENHANCED CLO INCOME FUND, that he is the Vice President, Treasurer and Secretary of such entity and that all action by officers, directors,trustees and other bodies necessary to authorize deponent to execute and file such instrument has been taken. The undersigned further states that he is familiar with such instrument, and the contents thereof, and that the facts therein set forth are true to the best of his knowledge, information and belief.

21 PA SENIOR CREDIT OPPORTUNITIES FUND, L.P. ARISTOTLE PACIFIC CAPITAL, LLC By: /s/ Stephen S. Sypherd Joseph Lallande Name: Stephen S. SypherdJoseph Lallande Title: Authorized PersonGeneral Counsel & Secretary VERIFICATION The undersigned states that he has duly executed the foregoing Application for and on behalf of PA SENIOR CREDIT OPPORTUNITIES FUND, L.P.ARISTOTLE PACIFIC CAPITAL, LLC, that he is the Authorized PersonGeneral Counsel and Secretary of such entity and that all action by officers, directors, and other bodies necessary to authorize deponent to execute and file such instrument has been taken. The undersigned further states that he is familiar with such instrument, and the contents thereof, and that the facts therein set forth are true to the best of his knowledge, information and belief.

22 VERIFICATION The undersigned states that he has duly executed the foregoing Application for and on behalf of FS SENIOR CREDIT FUND II, L.P., that he is the Authorized Person of such entity and that all action by officers, directors, and other bodies necessary to authorize deponent to execute and file such instrument has been taken. The undersigned further states that he is familiar with such instrument, and the contents thereof, and that the facts therein set forth are true to the best of his knowledge, information and belief.

23 FS SENIOR CREDIT FUND II, L.P. ARISTOTLE PACIFIC CAPITAL, LLC By: /s/ Stephen S. Sypherd Joseph Lallande Name: Stephen S. SypherdJoseph Lallande Title: General Counsel & Secretary Title: Authorized Person ARISTOTLE PACIFIC ENHANCED CLO INCOME FUND By:/s/ Benjamin J. Eirich Name: Benjamin J. Eirich Title: President The Applicants have caused this Application to be duly signed on their behalf on November 14, 2025.

24 APC SHORT DURATION HIGH YIELD FUND, LP FS GLOBAL ADVISORBy: APC Short Duration HY GP, LLC, its general partner By: /s/ Stephen S. Sypherd Joseph Lallande Name: Stephen S. SypherdJoseph Lallande Title: General CounselTitle: Managing Director and General Counsel APC HIGH YIELD BOND FUND, LP By: APC HY Bond GP, LLC, its general partner By: /s/ Joseph Lallande Name: Joseph Lallande Title: General Counsel VERIFICATION The undersigned states that he has duly executed the foregoing Application for and on behalf of FS GLOBAL ADVISOR, LLC, that he is the Managing Director and General Counsel of such entity and that all action by officers, directors, and other bodies necessary to authorize deponent to execute and file such instrument has been taken. The undersigned further states that he is familiar with such instrument, and the contents thereof, and that the facts therein set forth are true to the best of his knowledge, information and belief.

25 FS CREDIT INCOME FUND By: /s/ Stephen S. Sypherd Name: Stephen S. Sypherd Title: General Counsel and Secretary VERIFICATION The undersigned states that he has duly executed the foregoing Application for and on behalf of FS CREDIT INCOME FUND, that he is General Counsel and Secretary of such entity and that all action by officers, directors, and other bodies necessary to authorize deponent to execute and file such instrument has been taken. The undersigned further states that he is familiar with such instrument, and the contents thereof, and that the facts therein set forth are true to the best of his knowledge, information and belief.

26 FS CREDIT INCOME ADVISOR, LLC By: /s/ Stephen S. Sypherd Name: Stephen S. Sypherd Title: Managing Director and General Counsel VERIFICATION The undersigned states that he has duly executed the foregoing Application for and on behalf of FS CREDIT INCOME ADVISOR, LLC, that he is the Managing Director and General Counsel of such entity and that all action by officers, directors, and other bodies necessary to authorize deponent to execute and file such instrument has been taken. The undersigned further states that he is familiar with such instrument, and the contents thereof, and that the facts therein set forth are true to the best of his knowledge, information and belief.

27 FS TACTICAL OPPORTUNITIES (LOI) SPLITTERAPC MULTI-SECTOR BOND, L.P. By: APC Multi-Sector GP LLC, its general partner By: /s/ Stephen S. Sypherd Carl Gee Name: Stephen S. SypherdCarl Gee Title: CounselTitle: Authorized Person PACIFIC ASSET MANAGEMENT BANK LOAN L.P. By: PAM Bank Loan Fund GP LLC, its general partner By: /s/ Joseph Lallande Name: Joseph Lallande Title: General Counsel VERIFICATION The undersigned states that he has duly executed the foregoing Application for and on behalf of FS TACTICAL OPPORTUNITIES (LOI) SPLITTER, L.P., that he is an Authorized Person of such entity and that all action by officers, directors, and other bodies necessary to authorize deponent to execute and file such instrument has been taken. The undersigned further states that he is familiar with such instrument, and the contents thereof, and that the facts therein set forth are true to the best of his knowledge, information and belief.

VP/#73809372.1 ARISTOTLE PACIFIC ENHANCED CLO INCOME FUND By: /s/ Benjamin J. Eirich Name: Benjamin J. Eirich Title: President ARISTOTLE PACIFIC CAPITAL, LLC FS TACTICAL OPPORTUNITIES (SI) SPLITTER, L.P. By: /s/ Stephen S. Sypherd Joseph Lallande Name: Stephen S. SypherdJoseph Lallande Title: General Counsel & SecretaryTitle: Authorized Person VERIFICATION The undersigned states that he has duly executed the foregoing Application for and on behalf of FS TACTICAL OPPORTUNITIES (SI) SPLITTER, L.P.each entity listed below, that he is an Authorized Personauthorized person of such entity and that all action by officers, directors, trustees, and other bodies necessary to authorize deponent to execute and file such instrument has been taken. The undersigned further states that he is familiar with such instrument, and the contents thereof, and that the facts therein set forth are true to the best of his knowledge, information and belief.

2 VP/#73809372.1 FS TACTICAL OPPORTUNITIES (LOI) SPLITTER IIAPC HY BOND GP, L.P.LLC By: /s/ Stephen S. SypherdJosh Schwab Name: Stephen S. SypherdJosh Schwab Title: Authorized PersonSigner VERIFICATION The undersigned states that he has duly executed the foregoing Application for and on behalf of FS TACTICAL OPPORTUNITIES (LOI) SPLITTER II, L.P., that he is an Authorized Person of such entity and that all action by officers, directors, and other bodies necessary to authorize deponent to execute and file such instrument has been taken. The undersigned further states that he is familiar with such instrument, and the contents thereof, and that the facts therein set forth are true to the best of his knowledge, information and belief. APC SHORT DURATION HY GP, LLC By: /s/ Josh Schwab Name: Josh Schwab Title: Authorized Signer

3 VP/#73809372.1 FS TACTICAL OPPORTUNITIES (SI) SPLITTER II, L.P. By: /s/ Stephen S. Sypherd Name: Stephen S. Sypherd Title: Authorized Person VERIFICATION The undersigned states that he has duly executed the foregoing Application for and on behalf of FS TACTICAL OPPORTUNITIES (SI) SPLITTER II, L.P., that he is an Authorized Person of such entity and that all action by officers, directors, and other bodies necessary to authorize deponent to execute and file such instrument has been taken. The undersigned further states that he is familiar with such instrument, and the contents thereof, and that the facts therein set forth are true to the best of his knowledge, information and belief.

4 VP/#73809372.1 FS TACTICAL ADVISOR,PAM BANK LOAN FUND GP LLC By: /s/ Stephen S. SypherdJosh Schwab Name: Stephen S. SypherdJosh Schwab Title: Authorized PersonSigner VERIFICATION The undersigned states that he has duly executed the foregoing Application for and on behalf of FS TACTICAL ADVISOR, LLC, that he is an Authorized Person of such entity and that all action by officers, directors, and other bodies necessary to authorize deponent to execute and file such instrument has been taken. The undersigned further states that he is familiar with such instrument, and the contents thereof, and that the facts therein set forth are true to the best of his knowledge, information and belief. APC MULTI-SECTOR GP LLC By: /s/ Carl Gee Name: Carl Gee Title: Authorized Signer

5 VP/#73809372.1 FS SPECIALTY LENDING FUND By: /s/ Stephen S. Sypherd Name: Stephen S. Sypherd Title: General Counsel VERIFICATION The undersigned states that he has duly executed the foregoing Application for and on behalf of FS SPECIALTY LENDING FUND, that he is the General Counsel of such entity and that all action by officers, directors, and other bodies necessary to authorize deponent to execute and file such instrument has been taken. The undersigned further states that he is familiar with such instrument, and the contents thereof, and that the facts therein set forth are true to the best of his knowledge, information and belief.

6 VP/#73809372.1 FS/EIG ADVISOR, LLC By: /s/ Stephen S. Sypherd Name: Stephen S. Sypherd Title: General Counsel and Secretary VERIFICATION The undersigned states that he has duly executed the foregoing Application for and on behalf of FS/EIG Advisor, LLC, that he is the General Counsel and Secretary of such entity and that all action by officers, directors, and other bodies necessary to authorize deponent to execute and file such instrument has been taken. The undersigned further states that he is familiar with such instrument, and the contents thereof, and that the facts therein set forth are true to the best of his knowledge, information and belief.

Exhibit – Page 1 VP/#73809372.1 EXHIBIT A Resolutions of the Board of Directors of FS Credit Opportunities Corp.Trustees of Aristotle Pacific Enhanced CLO Income Fund Approval of Filing Section 17(d) Application for Co-Investment Relief WHEREAS, the Board deems it is advisable and in the best interest of the Fund to file with the U.S. Securities and Exchange Commission (the “Commission”) an application for an order pursuant to Sections 17(d) and 57(i) of the Investment Company Act of 1940, as amended (the “1940 Act”), and Rule 17d-l promulgated thereunder (the “Application”), to authorize the entering into of certain joint transactions that otherwise may be prohibited by Sections 17(d) and 57(a)(4) of the 1940 Act and Rule 17d-1 promulgated thereunder. NOW, THEREFORE, BE IT RESOLVED, that the officers of FS Global Advisor, LLC and the Fund be, and each of them hereby is, authorized and directed on behalf of the Fund and in its name and on behalf of the Fund, to prepare, execute, and cause to be filed with the Commission an Application for an Order of Exemption, substantially in the form attached hereto as Exhibit A, and any amendments thereto, pursuant to Section 17(d) of the 1940 Act, and Rule 17d-1 promulgated under the 1940 Act, authorizing certain joint transactions that otherwise may be prohibited by Section 17(d) of the 1940 Act; and it is further RESOLVED, that the officers of the Fund be, and each of them hereby is, authorized and directed to take such further action and execute such other documents as such officer or officers shall deem necessary or advisable in order to effectuate the intent of the foregoing resolution; and it is further RESOLVED, that any and all actions previously taken by the Fund or any of its directors or officers in connection with the actions contemplated by the foregoing resolutions be, and each of them hereby is, ratified, confirmed, approved and adopted in all respects as and for the acts and deeds of the Fund. Resolutions of the Board of Trustees of FS Specialty Lending Fund (formerly FS Energy and Power Fund) Approval of Filing Section 17(d) Application for Co-Investment Relief WHEREAS, the Board deems it is advisable and in the best interest of the Fund to file with the U.S. Securities and Exchange Commission (the “Commission”) an application for an order pursuant to Sections 17(d) and 57(i) of the Investment Company Act of 1940, as amended (the “1940 Act”), and Rule 17d-l promulgated thereunder (the “Application”), to authorize the entering into of certain joint transactions that otherwise may be prohibited by Sections 17(d) and 57(a)(4) of the 1940 Act and Rule 17d-1 promulgated thereunder. NOW, THEREFORE, BE IT RESOLVED, that the officers of FS/EIG Advisor, LLC and the Fund be, and each of them hereby is, authorized and directed on behalf of the Fund and in its name and on behalf of the Fund, to prepare, execute, and cause to be filed with the Commission an Application for an Order of Exemption, substantially in the form attached hereto as Exhibit A, and any amendments thereto, pursuant to Section 17(d) of the 1940 Act, and Rule 17d-1 promulgated under the 1940 Act, authorizing certain joint transactions that otherwise may be prohibited by Section 17(d) of the 1940 Act; and it is further RESOLVED, that the officers of the Fund be, and each of them hereby is, authorized and directed to take such further action and execute such other documents as such officer or officers shall deem necessary or advisable in order to effectuate the intent of the foregoing resolution; and it is further

Exhibit – Page 2 VP/#73809372.1 RESOLVED, that any and all actions previously taken by the Fund or any of its directorstrustees or officers in connection with the actions contemplated by the foregoing resolutions be, and each of them hereby is, ratified, confirmed, approved and adopted in all respects as and for the acts and deeds of the Fund. Resolutions of the Board of Trustees of FS Credit Income Fund Approval of Filing Section 17(d) Application for Co-Investment Relief WHEREAS, the Board deems it is advisable and in the best interest of the Fund to file with the U.S. Securities and Exchange Commission (the “Commission”) an application for an order pursuant to Sections 17(d) and 57(i) of the Investment Company Act of 1940, as amended (the “1940 Act”), and Rule 17d-l promulgated thereunder (the “Application”), to authorize the entering into of certain joint transactions that otherwise may be prohibited by Sections 17(d) and 57(a)(4) of the 1940 Act and Rule 17d-1 promulgated thereunder. NOW, THEREFORE, BE IT RESOLVED, that the officers of FS Credit Income Advisor, LLC and the Fund be, and each of them hereby is, authorized and directed on behalf of the Fund and in its name and on behalf of the Fund, to prepare, execute, and cause to be filed with the Commission an Application for an Order of Exemption, substantially in the form attached hereto as Exhibit A, and any amendments thereto, pursuant to Section 17(d) of the 1940 Act, and Rule 17d-1 promulgated under the 1940 Act, authorizing certain joint transactions that otherwise may be prohibited by Section 17(d) of the 1940 Act; and it is further RESOLVED, that the officers of the Fund be, and each of them hereby is, authorized and directed to take such further action and execute such other documents as such officer or officers shall deem necessary or advisable in order to effectuate the intent of the foregoing resolution; and it is further RESOLVED, that any and all actions previously taken by the Fund or any of its directors or officers in connection with the actions contemplated by the foregoing resolutions be, and each of them hereby is, ratified, confirmed, approved and adopted in all respects as and for the acts and deeds of the Fund.

Exhibit – Page 3 VP/#73809372.1 Schedule A Existing Affiliated Funds APC HIGH YIELD BOND FUND, LP APC SHORT DURATION HIGH YIELD FUND, LP PACIFIC ASSET MANAGEMENT BANK LOAN L.P. APC MULTI-SECTOR BOND, L.P.

Exhibit – Page 4 VP/#73809372.1 EXHIBIT B Marked copies of the Application showing changes from the final versions of the two applications identified as substantially identical under Rule 0-5(e)(3).

8 Table Insert Changes: 5 Table Delete 11 Add Intelligent Table Comparison: Active Table moves to 253 0 Summary report: Litera Compare for Word 11.12.0.83 Document comparison done on 11/14/2025 2:33:41 PM Table moves from 0 Delete Embedded Graphics (Visio, ChemDraw, Images etc.) 298 0 Original filename: FS Credit Opportunities Corp.(73809372.1).docx Embedded Excel 0 Move From Format changes 8 0 Total Changes: Modified filename: Application for Co-Investment Exemptive Relief Aristotle (11.14.2025).docx 583 Move To Style name: WMB